GOODWILL AND OTHER INTANGIBLES	6 Months Ended
Jun. 30, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLES	GOODWILL AND OTHER INTANGIBLES
Changes in the carrying amount of goodwill for the six months ended June 30, 2020 are as follows:

	Agriculture	Construction	Commercial and Specialty Vehicles	Powertrain	Financial Services	Total
	(in millions)
Balance at January 1, 2020	$1,732	$587	$59	$5	$155	$2,538
Foreign currency translation and other	(8)	(2)	—	—	(2)	(12)
Goodwill impairment charge	$—	$(585)	$—	$—	$—	$(585)
Balance at June 30, 2020	$1,724	$—	$59	$5	$153	$1,941

Goodwill and other indefinite-lived intangible assets are tested for impairment annually or more frequently if a triggering event occurs that would indicate it is more likely than not that the fair value of a reporting unit is less than book value. CNH Industrial performed its most recent annual impairment review as of December 31, 2019. At that date, the estimated fair values of the Agriculture, Construction and Financial Services reporting units exceeded the carrying value by approximately 143%, 28%, and 43% respectively. For the Construction reporting unit, CNH Industrial had determined that the goodwill was at risk for impairment going forward should there be a deterioration of projected cash flows of the reporting unit. Refer to Footnote 9 of the Company’s December 31, 2019 annual report filed on Form 20-F for further details.
During the second quarter of 2020, the Company considered whether a quantitative interim assessment of goodwill for impairment was required as a result of the significant economic disruption caused by the COVID-19 pandemic. Based on the internal and external sources of information considered through June 30, 2020, including the current and expected future economic and market conditions surrounding the COVID-19 pandemic and its impact on each of the reporting units, industry and market considerations, overall financial performance (both current and projected), as well as the amount by which the fair value of the Company’s reporting units exceeded their respective carrying values at the date of the last quantitative assessment, the Company, as part of the qualitative assessment performed, determined these conditions indicated that it is more likely than not that the carrying value of the Construction reporting unit exceeded its fair value as of June 30, 2020. At June 30, 2020, CNH Industrial completed a quantitative impairment assessment for the Construction reporting unit which resulted in a fair value below carrying value. Based on the assessment, the Company recognized a goodwill impairment charge of $585 million for the Construction reporting unit.
CNH Industrial determined the fair value of the Construction reporting unit using the income approach. Under the income approach, CNH Industrial calculates the fair value based on the present value of estimated future cash flows. The income approach is dependent on several critical management assumptions, including estimates of future sales in the discrete future period and the weighted average cost of capital (discount rate), and also less significant assumptions such as gross margins, operating costs, income tax rates, terminal value growth rates, capital expenditures, and changes in working capital requirements. Discount rate assumptions include an assessment of the risk inherent in the future cash flows of the respective reporting units.
As of June 30, 2020 and December 31, 2019, the Company’s other intangible assets and related accumulated amortization consisted of the following:

		June 30, 2020			December 31, 2019
	Weighted Avg. Life	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
		(in millions)
Other intangible assets subject to amortization:
Dealer networks	15	$339	$265	$74	$320	$224	$96
Patents, concessions, and licenses and other	5-25	2,015	1,659	356	1,965	1,528	437
		2,354	1,924	430	2,285	1,752	533
Other intangible assets not subject to amortization:
Trademarks		273	—	273	273	—	273
Total Other intangible assets		$2,627	$1,924	$703	$2,558	$1,752	$806

Finite-lived intangible assets are amortized over their estimated useful lives and tested for impairment if events or changes in circumstances indicate that the asset may be impaired. During the second quarter of 2020, the Company recorded impairment charges of $27 million related to its Construction dealer network and $65 million related to certain software costs in its Agriculture segment. The impairments are included in Cost of goods sold on the Condensed Consolidated Statement of Operations.
CNH Industrial recorded amortization expense of $23 million and $27 million for the three months ended June 30, 2020 and 2019, respectively, and $47 million and $54 million for the six months ended June 30, 2020 and 2019, respectively.